Commitments and Contingencies	9 Months Ended
Sep. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

a)
During 2010, an unrelated party contributed a shuttle tanker to a subsidiary of the Partnership for a 33% equity interest in the subsidiary. The non-controlling interest owner in the subsidiary holds a put option which, if exercised, would obligate the Partnership to purchase the non-controlling interest owner’s 33% share in the entity for cash in accordance with a defined formula. The redeemable non-controlling interest is subject to remeasurement if the formulaic redemption amount exceeds the carrying value. No remeasurement was required as at September 30, 2016.

b)
In May 2013, the Partnership entered into an agreement with Statoil, on behalf of the field license partners, to provide an FSO unit for the Gina Krog oil and gas field located in the North Sea. The contract will be serviced by a new FSO unit that will be converted from the Randgrid shuttle tanker, which the Partnership purchased in August 2015 from a 67%-owned subsidiary. The FSO conversion project is expected to cost approximately $305 million, including amounts reimbursable upon delivery of the unit relating to installation and mobilization. As at September 30, 2016, payments made towards this commitment totaled $223.6 million and the remaining payments required to be made are $44.4 million (remainder of 2016) and $37.0 million (2017). Following scheduled completion of the conversion in early-2017, the FSO unit will commence operations under a three-year time-charter contract to Statoil, which includes 12 additional one-year extension options. The Partnership secured a long-term debt facility providing total borrowings up to $230 million in December 2015, of which $65.5 million was undrawn as at September 30, 2016.

c)
In March 2014, the Partnership acquired 100% of the shares of ALP, a Netherlands-based provider of long-distance ocean towage and offshore installation services to the global offshore oil and gas industry. Concurrently with this transaction, the Partnership and ALP entered into an agreement with Niigata Shipbuilding & Repair of Japan for the construction of four state-of-the-art SX-157 Ulstein Design ultra-long distance towing and anchor handling offshore installation vessel newbuildings. These vessels will be equipped with dynamic positioning capability. One vessel was delivered to the Partnership during September 2016 and the remaining three vessel newbuildings are scheduled for delivery during the first half of 2017. The total cost to acquire these newbuildings is approximately $220 million, net of amounts reimbursable by Niigata Shipbuilding & Repair of Japan upon the delivery of the vessels. The Partnership paid $17.1 million upon the delivery of the first newbuilding, ALP Striker, in September 2016, net of a reimbursement of $7.0 million from the yard resulting from the delay in delivery. As at September 30, 2016, payments made towards these commitments totaled $170.2 million and the remaining payments required to be made under these newbuilding contracts are $0.6 million (remainder of 2016) and $48.9 million (2017). The Partnership secured a long-term debt facility of approximately $185 million to finance the newbuilding installments, of which $68.3 million was undrawn as at September 30, 2016.

d)
In August 2014, the Partnership acquired 100% of the outstanding shares of Logitel, a Norway-based company focused on high-end UMS. As part of this transaction, the Partnership assumed three UMS newbuilding contracts ordered from the COSCO (Nantong) Shipyard (COSCO) in China. The Partnership took delivery of one of the UMS newbuildings, the Arendal Spirit, in February 2015.

In June 2016, the Partnership canceled the UMS construction contracts for the two remaining UMS newbuildings, the Stavanger Spirit and the Nantong Spirit. As a result of this cancellation during the second quarter of 2016, the Partnership wrote-off $43.7 million of assets related to these newbuildings and reversed contingent liabilities of $14.5 million associated with the delivery of these assets (see notes 4 and 14). In addition, the estimate of potential damages for the cancellation of the Stavanger Spirit newbuilding contract is based on the amount due for the final yard instalment of approximately $170 million less the estimated fair value of the Stavanger Spirit. Given the unique design of the vessel as well as the lack of recent sale and purchase transactions for this type of asset, the value of this vessel, and thus ultimately the amount of potential damages that may result from the cancellation, is uncertain. Pursuant to the Stavanger Spirit newbuilding contract and related agreements, COSCO only has recourse to the single purpose subsidiary that is a party to the Stavanger Spirit newbuilding contract and its immediate parent company, Logitel Offshore Pte. Ltd., for damages incurred.

The estimate of potential damages for the cancellation of the Nantong Spirit newbuilding contract is based upon estimates of a number of factors, which will ultimately be decided upon between the parties, including accumulated costs incurred by COSCO, sub-supplier contract cancellation costs, as well as how such costs are treated under the termination provisions in the contract. The Partnership estimates that the amount of potential damages related to the cancellation of the Nantong Spirit contract could range between $10 million and $40 million. Pursuant to the Nantong Spirit newbuilding contract, COSCO only has recourse to the single purpose subsidiary that is a party to the Nantong Spirit newbuilding contract.

During September 2016, Sevan Marine ASA (or Sevan) commenced an action against Logitel in the Oslo District Court. The action relates to the agreements between Sevan and CeFront Technology AS (or CeFront), related to the 2013 transfer to Logitel Offshore Pte. Ltd. or its wholly-owned subsidiaries (collectively Logitel Offshore) of two hulls to be converted into UMS, including a $60 million bond loan (of which $41 million was a vendor credit and $19 million was a cash loan) granted by a Sevan affiliate to Logitel (or the 2013 Transaction). The action also relates to agreements between Sevan and the Partnership entered into in connection with a 2014 transaction whereby the Partnership acquired Logitel from CeFront (or the 2014 Transaction). Sevan has claimed that the $60 million bond loan to Logitel contravened certain provisions of the Norwegian Corporate Law and thus, Sevan is entitled to the remaining payment of $50 million plus interest set at the court’s discretion. Logitel intends to dispute these claims. In addition, Sevan has presented the Partnership with a formal notice of claim and request for arbitration seeking $10 million for license and service fees, which Sevan claims is payable in connection with the delivery of the Arendal Spirit. The parties are in the process of selecting an arbitration tribunal and exchanging information on their respective calculations of the amount of license and service fees that may be due.

In addition, the Partnership received a demand letter from CeFront in September 2016, which claims that $2.7 million is due under a management agreement and $3.7 million will fall due by May 2017 under this agreement. Such letter also claims that $3.3 million is due for the earn-out provisions of the contracts related to the Arendal Spirit and $20.2 million is due or will become due related to the earn-out provisions of the contracts for the Stavanger Spirit and Nantong Spirit. The Partnership intends to dispute these claims. Uncertainty exists as to the ultimate resolution of these claims (see note 4).

As at September 30, 2016, the Partnership has accrued $61.1 million in the aggregate related to the above claims and potential claims related to Logitel from Sevan, COSCO and CeFront.

e)
In October 2014, the Partnership sold a 1995-built shuttle tanker, the Navion Norvegia, to a 50/50 joint venture of the Partnership and Odebrecht Oil and Gas S.A. (or OOG) on behalf of its field license partners. The vessel is committed to a new FPSO conversion for the Libra field located in the Santos Basin offshore Brazil. The conversion project will be completed at Sembcorp Marine’s Jurong Shipyard in Singapore and the FPSO unit is scheduled to commence operations in mid-2017 under a 12-year fixed-rate contract with a consortium led by Petroleo Brasileiro SA (or Petrobras). The FPSO conversion is expected to cost approximately $1.0 billion. As at September 30, 2016, payments made by the joint venture towards these commitments totaled $596.9 million and the remaining payments required to be made by the joint venture are $117.7 million (remainder of 2016) and $290.0 million (2017). The joint venture secured a long-term debt facility in 2015 providing total borrowings of up to $804 million for the FPSO conversion (see note 15), of which $363.3 million was undrawn as at September 30, 2016.

f)
In December 2014, the Partnership acquired the Petrojarl I FPSO unit from Teekay Corporation for $57 million. The Petrojarl I is undergoing upgrades at the Damen Shipyard Group’s DSR Schiedam Shipyard (or Damen) in the Netherlands with an estimated total cost of approximately $350 million, which includes the cost of acquiring the Petrojarl I. The FPSO is expected to commence operations in the second half of 2017 under a five-year charter contract with Queiroz Galvão Exploração e Produção SA (or QGEP). As at September 30, 2016, payments made towards these commitments, including the acquisition of the Petrojarl I FPSO unit from Teekay Corporation, totaled $237.8 million and the remaining payments required to be made are estimated to be $5.0 million in 2016, with the balance to be paid in 2017. The Partnership has financed $171.2 million of the Petrojarl I FPSO upgrade cost through a fully-drawn long-term loan. Due to project delays in the delivery of the unit resulting from shipyard delays, an increased scope of work relating to field-specific requirements and the age of the unit, the Partnership is currently in discussions with QGEP, Damen and its lenders in the Petrojarl I loan facility to agree on revised delivery/acceptance dates for the unit and other terms associated with the charter, shipyard contract and loan facility. In October 2016, the lenders agreed to extend the availability date of the loan for two months, as the loan was subject to a mandatory prepayment provision in early October 2016 if the unit was not accepted by QGEP by then. This interim extension provides time for the Partnership to negotiate a revised schedule for the delivery of the unit and thereafter, amend the loan facility accordingly to reflect the revised delivery schedule.

g)
In June 2015, the Partnership entered into 15-year contracts, plus extension options, with a group of oil companies to provide shuttle tanker services for oil production on the East Coast of Canada. These contracts were initially being serviced by three third party-owned shuttle tankers operating on the East Coast of Canada, which were chartered-in to the Partnership. One of these vessels was replaced by one of the Partnership’s existing shuttle tankers, the Navion Hispania, during the third quarter of 2015. The Partnership has entered into contracts to construct three Suezmax DP2 shuttle tanker newbuildings for a fully built-up cost of approximately $372 million. These vessels will replace the existing vessels servicing the East Coast of Canada. The three newbuildings are expected to be delivered in the third quarter of 2017 through the first half of 2018. As at September 30, 2016, payments made towards these commitments totaled $59.9 million and the remaining payments required to be made under these newbuilding contracts are $20.7 million (remainder of 2016), $221.2 million (2017), and $70.6 million (2018). The Partnership secured long-term debt financing of $250 million to finance the newbuilding installments, of which $209.3 million was undrawn as at September 30, 2016.

h)
In March 2016, Petrobras claimed that the Partnership’s November 2011 cessation of paying certain agency fees with respect to the Piranema Spirit FPSO unit’s employment should have resulted in a corresponding 2% rate reduction on the FPSO contract with Petrobras. The Partnership has estimated the maximum amount of the claim at $7.5 million, consisting of $5.3 million (which is the amount accrued by the Partnership as at September 30, 2016) from a return of 2% of the charter hire previously paid by Petrobras to the Partnership for the period from November 2011 up to September 30, 2016, and $2.2 million from a 2% reduction of future charter hire to the end of the term of the FPSO contract with Petrobras.